Exhibit 99.1


                                   KADANT INC.

                           2006 EQUITY INCENTIVE PLAN
                           --------------------------


1.       Purpose
         -------

         The purpose of this 2006 Equity Incentive Plan (the "Plan") of Kadant Inc. (the "Company") is to advance the interests of the Company and its stockholders by enhancing the Company's ability to attract, retain and motivate persons (such as employees, officers and directors of, and consultants to, the Company and its subsidiaries) who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries. The Plan is intended to accomplish these goals by enabling the Company to offer such persons equity ownership opportunities or performance-based stock incentives in the Company, or any combination thereof ("Awards"), that are intended to align their interests with those of the Company's stockholders and to encourage them to continue in the service of the Company and to pursue the long-term growth, profitability and financial success of the Company.

2.       Administration
         --------------

         The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have full power to interpret and administer the Plan, including full authority to:
         - prescribe, amend and rescind rules and regulations relating to the Plan and Awards,
         -  select the persons to whom Awards will be granted ("Participants"),
         - determine the type and amount of Awards to be granted to Participants (including any combination of Awards),
         - determine the terms and conditions of Awards granted under the Plan (including terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change in control, vesting, forfeiture, restrictions, dividends and interest, if any, on deferred amounts),
         - waive compliance by a Participant with any obligation to be performed by him or her under an Award,
         -  waive any term or condition of an Award, cancel an existing
            Award in whole or in part with the consent of a Participant,
         -  grant replacement Awards,
         -  accelerate the vesting or lapse of any restrictions of any Award,
         - correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award, and
         - adopt the form of instruments evidencing Awards under the Plan and change such forms from time to time.
         Any interpretation by the Board of the terms and provisions of the Plan or any Award thereunder and the administration thereof, and all action taken by the Board, shall be final, binding and conclusive on all parties and any person claiming under or through any party. No director shall be liable for any action or determination made in good faith.

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         The Board may, to the full extent permitted by law, delegate any or all of its responsibilities under the Plan to a committee (the "Committee") appointed by the Board and consisting of independent members of the Board. All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

3.       Effective Date
         --------------

         The Plan was adopted by the Board on March 8, 2006, subject to the approval of the Plan by the Company's stockholders. No Awards may be granted under the Plan unless and until the Plan has been approved by the Company's stockholders and no Awards may be made under the Plan after the tenth anniversary of the date of such stockholder approval.

4.       Shares Available for Awards
         ---------------------------

         4.1      Authorized Number of Shares
                  ---------------------------

         Subject to adjustment as provided in Section 9.6, the total number of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), reserved and available for distribution under the Plan shall be 900,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2      Share Counting
                  --------------

         The following rules shall apply in determining the number of shares of Common Stock remaining available for issuance under the Plan:
         - shares of Common Stock covered by Awards of stand-alone stock appreciation rights shall be counted against the number of shares available for the grant of Awards under the Plan; provided that Awards of stand-alone stock appreciation rights that may be settled in cash only shall not be so counted;
         - if any Award of shares of Common Stock expires or terminates without having been exercised in full, is forfeited or is otherwise terminated, surrendered or cancelled in whole or in part (including as a result of shares of Common Stock subject to such Award being repurchased by the Company pursuant to the terms of any Award, the unused shares of Common Stock covered by such Award shall be available again for the future grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any applicable limitations under the Internal Revenue Code of 1986, as amended (the "Code");
         - if any Award results in Common Stock not being issued (including as a result of an stand-alone stock appreciation right that could be settled either in cash or in stock and was actually settled in cash), the unused shares of Common Stock covered by such Award shall be available again for the future grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code;
         - Shares of Common Stock tendered to the Company by a Participant to purchase

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         -  shares of Common Stock upon the exercise of an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation), the number of shares tendered shall be added to the number of shares of Common Stock available for the future grant of Awards under the Plan
         - Any shares of Common Stock underlying Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or any of its subsidiaries or affiliates or with which the Company or any of its subsidiaries or affiliates combines, shall not, unless required by law or regulation, count against the number of shares of Common Stock available for the future grant of Awards under the Plan.

         4.3      Participant Limitation
                  ----------------------

         Subject to adjustment as provided in Section 9.6, the maximum number of shares of Common Stock permitted to be granted under any Award or combination of Awards to a single Participant during any one calendar year shall be 500,000 shares of Common Stock.


5.       Eligibility
         -----------

         All of the employees, officers and directors of, and consultants to, the Company and its subsidiaries, or other persons are eligible to receive Awards under the Plan. The Board, or other appropriate committee or person to the extent permitted pursuant to the last two sentences of Section 2, shall from time to time select from among such eligible persons those who will receive Awards under the Plan.

6.       Types of Awards
         ---------------

         The Board may offer Awards under the Plan in any form of equity-based interest, equity-based incentive or performance-based stock incentive in Common Stock of the Company or any combination thereof. The type, terms and conditions and restrictions of an Award shall be determined by the Board at the time such Award is made to a Participant. An Award shall be made at the time specified by the Board, shall be subject to such conditions or restrictions as may be imposed by the Board and shall conform to the general rules applicable under the Plan as well as any special rules then applicable under federal tax laws or regulations or the federal securities laws relating to the type of Award granted.

         Without limiting the foregoing, Awards may take the following forms and shall be subject to the following rules and conditions:

         6.1      Options
                  -------

         An option is an Award that entitles the holder on exercise thereof to purchase Common Stock at a specified exercise price. Options granted under the Plan may be either incentive stock options ("incentive stock options") that meet the requirements of Section 422 of the Code, or options that are not intended to meet the requirements of Section 422 of the Code ("nonstatutory options").


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         6.1.1    Option Price. The price at which Common Stock may be purchased
                  ------------
upon exercise of an option shall be determined by the Board, provided however,
                                                             -------- -------
the exercise price shall not be less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board as of the date of grant.

         6.1.2    Option Grants. The granting of an option shall take place at
                  -------------
the time specified by the Board. Options shall be evidenced by written option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including but not limited to vesting and forfeiture provisions, acceleration, change in control, protection in the event of merger, consolidations, dissolutions and liquidations) as the Board shall deem advisable. Option agreements shall expressly state whether an option grant is intended to qualify as an incentive stock option or nonstatutory option.

         6.1.3    Option Period. An option will become exercisable at such time
                  -------------
or times (which may be immediately or in such installments as the Board shall determine) and on such terms and conditions as the Board shall specify. The option agreements shall specify the terms and conditions applicable in the event of an option holder's termination of employment during the option's term. No option may be granted for a term in excess of 10 years.

         Any exercise of an option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any additional documents required by the Board and (2) payment in full in accordance with
Section 6.1.4 for the number of shares for which the option is exercised.

         6.1.4    Payment of Exercise Price. Stock purchased on exercise of an
                  -------------------------
option shall be paid for as follows: (1) in cash or by check (subject to such guidelines as the Company may establish for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the option (or in the case of a nonstatutory option, by the Board at or after grant of the option), (i) through the delivery of shares of Common Stock that have been outstanding for at least six months (or such other minimum length of time the Board expressly approves) and that have a fair market value (determined in accordance with procedures prescribed by the Board) equal to the exercise price, (ii) by delivery of a promissory note of the option holder to the Company, payable on such terms as are specified by the Board,
(iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, (iv) by any combination of the foregoing permissible forms of payment or (v) such other lawful consideration as the Board may determine.

         6.1.5    Limitation on Repricing. Unless approved by the Company's
                  -----------------------
stockholders, No outstanding option granted under the Plan may be amended to provide an exercise price per share that is lower than the current exercise price per share of such outstanding option (other than adjustments pursuant to Section 9.6).


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         6.1.6    Special Rules for Incentive Stock Options.  Each provision of
                  -----------------------------------------
the Plan and each option agreement evidencing an incentive stock option shall be construed so that each incentive stock option shall be an incentive stock option as defined in Section 422 of the Code or any statutory provision that may replace such Section, and any provisions thereof that cannot be so construed shall be disregarded. Instruments evidencing incentive stock options shall contain such provisions as are required under applicable provisions of the Code. Incentive stock options may be granted only to employees of the Company and its subsidiaries.

         6.2      Stock Appreciation Rights
                  -------------------------

         A stock appreciation right ("SAR") is an Award entitling the recipient, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (in such form to be determined by the Board) determined in whole or in part by reference to appreciation after the date of grant in the fair market value of a share of Common Stock. The terms of SARs shall be determined by the Board in its discretion. SARs may be granted in tandem with, or separately from, 0ptions granted under the Plan.

         6.2.1    Tandem Awards. Participants may be granted a tandem SAR,
                  -------------
consisting of SARs granted with an underlying option, exercisable upon such terms and conditions as the Board shall establish. Tandem SARs shall provide that the Participant may elect between the exercise of the underlying option for shares of Common Stock or the surrender of the option in exchange for a distribution from the Company in an amount equal to the excess of (a) the fair market value (on the option surrender date) of the number of shares in which the Participant is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such vested shares. No option surrender shall be effective unless it is approved by the Board, either at the time of the actual option surrender or at any earlier time. If the option surrender is approved, then the distribution to the Participant may be made in shares valued at fair market value (on the option surrender date), in cash, or party in shares and partly in cash, as the Board shall deem appropriate. If the surrender of an option is not approved by the Board, then the Participant shall retain whatever rights he or she had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights in accordance with the terms of the option Award.

         6.2.2    Stand-alone SARs. Participants may be granted a SAR not
                  ----------------
expressly granted in tandem with an option. The stand-alone SAR shall cover a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Board shall establish. will become exercisable at such time or times and on such conditions as the Board may specify in the SAR Award. Upon exercise of a stand-alone SAR, a Participant shall be entitled to receive a distribution from the Company in an amount equal to the excess of (a) the fair market value (on the exercise date) of the number of shares underlying the exercised right over (b) the aggregate base price in effect for those shares. The number of shares underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Board at the time the stand-alone SAR is granted, provided however, that the base price per share may not be less than the fair market value per underlying share on the date of grant. The distribution to the Participant with respect to an exercised stand-alone SAR may be made in shares valued at fair market value on the exercise date, in cash, or party in shares and partly in cash, as the Board shall deem appropriate.

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         6.2.3    Limitation on Repricing. Unless approved by the Company's
                  -----------------------
stockholders, no outstanding SAR granted under the Plan may be amended to decrease the exercise price or base price applicable to such SAR (other than adjustments pursuant to Section 9.6).

         6.3      Restricted Stock and Restricted Stock Units
                  -------------------------------------------

         An Award of restricted stock entitles the recipient thereof to acquire shares of Common Stock upon payment of the purchase price, if any, subject to restrictions specified in the instrument evidencing the Award. A restricted stock unit is an Award of a contractual right to receive, at a future date, shares or an amount based on the fair market value of a share of Common Stock, subject to restrictions specified in the instrument evidencing the Award.

         6.3.1    Restricted Stock Awards. Awards of restricted stock and
                  -----------------------
restricted stock units shall be evidenced by written agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including restriction and forfeiture provisions, restrictions based upon the achievement of specific performance goals, change in control, protection in the event of mergers, consolidations, dissolutions and liquidations) as the Board shall deem advisable. Restricted stock units awarded to a Participant may be settled in shares valued at fair market value on the settlement date, in cash, or partly in shares or partly in cash, as the Board shall deem appropriate.

         6.3.2    Restrictions. Until the restrictions specified in a restricted
                  ------------
stock agreement shall lapse, restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and upon certain conditions specified in the restricted stock agreement, must be resold to the Company for the price, if any, specified in such agreement. The restrictions shall lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

         6.3.3    Vesting. Awards of restricted stock or restricted stock units
                  -------
that vest based on the passage of time alone shall be vest ratably on each of the first three anniversaries of the date of grant (1/3 on the first anniversary, an additional 1/3 on the second anniversary and 100% on the third anniversary). This vesting provision shall not apply to Awards that vest based on performance goals determined by the Board (including performance-based compensation Awards under Section 6.4). In addition, the Board may grant up to a maximum of 250,000 shares of Common Stock with vesting provisions that vary from the first sentence of this Section 6.3.3.

         6.3.4    Rights as a Stockholder. A Participant holding an Award of
                  -----------------------
restricted stock units shall have no ownership interest in the shares of Common Stock to which the restricted stock units relate until payment with respect to such restricted stock units is actually made in shares of Common Stock. A Participant who acquires shares of restricted stock will have all of the rights of a Stockholder with respect to such shares including the right to receive dividends and to vote such shares, although the Board may determine that dividends and other property payable to a Participant shall be distributed only if and when the restrictions imposed on the applicable restricted stock lapse. Unless the Board otherwise determines, certificates evidencing shares of restricted stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.


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         6.3.5    Purchase Price.  The purchase  price of shares of restricted
                  --------------
stock shall be determined by the Board, in its sole discretion.

         6.3.6    Other  Awards  Settled  With  Restricted  Stock.  The Board
                  -----------------------------------------------
may provide that any or all of the Common Stock delivered pursuant to an Award will be restricted stock.

         6.4      Performance-Based Compensation
                  ------------------------------

         6.4.1    Performance Awards. A performance Award entitles the recipient
                  ------------------
to receive, without payment, an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), following the attainment of performance goals. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

         6.4.2    Section 162(m) Performance-Based Awards. The Board may
                  ---------------------------------------
delegate the administration and grant of Awards to a Committee approved by the Board, the members of which all are "outside directors" as defined by Section 162(m)(the "Section 162(m) Committee"), for the purpose of granting Awards that satisfy all the requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code ("Performance-based Compensation"). If the Section 162(m) Committee determines, at the time a restricted stock Award or other stock-based Award is granted to a Participant, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a "Covered Employee" (as defined in Section 162(m)), then the Section 162(m) Committee may provide that this Section 6.4.2 is applicable to such Award. The Section 162(m) Committee may be the same as the Compensation Committee, if the members of the Compensation Committee meet the criteria for the Section 162(m) Committee.

                  6.4.2.1 Performance Measures. Awards subject to this Section
                          --------------------
shall provide that the lapsing of restriction and the distribution of cash or shares pursuant to the Award, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Section 162(m) Committee, which shall be based on attainment of specified levels of one or any combination of the following, which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated, (collectively "Performance Measures"): (a) earnings per share, (b) return on average equity or average assets in relation to a peer group of companies designated by the Section 162(m) Committee, (c) earnings, (d) earnings growth, (e) earnings per share growth, (f) earnings before interest, taxes and amortization ("EBITA"), (g) earnings before interest, taxes, depreciation and amortization ("EBITDA"), (h) operating income, (i) operating margins, (j) division income, (k) revenues, (l) expenses, (m) stock price, (n) market share,
(o) return on sales, assets, equity or investment, (p) achievement of balance sheet or income statement objectives, (q) net cash provided from continuing operations, (r) stock price appreciation, (s) total


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shareholder return, (t) strategic initiatives, (u) cost control, (v) net operating profit after tax, (w) pre-tax or after-tax income, (x) cash flow, (y) net income, and (z) financial ratios contained in the Company's debt instruments. To the extent not inconsistent under Section 162(m), the measurement of Performance Measures may exclude or be adjusted to reflect any one or more of (i) extraordinary items or other unusual or non-recurring items,
(ii) discontinued operations, (iii) gains or losses on the dispositions of discontinued operations, (iv) cumulative effects of changes in accounting principles, (v) the writedown of any asset and (vi) charges for restructuring and rationalization programs. The Performance Measures may be particular to a Participant, or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Section 162(m) Committee. Performance Measures will be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

                  6.4.2.2 Adjustment of Performance Measures. With respect to
                          ----------------------------------
Awards that are intended to be subject to this Section 6.4.2, the Section 162(m) Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Section 162(m) Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

                  6.4.2.3 Committee Discretion. Nothing in this Section 6.4.2 is
                          --------------------
intended to limit the Board's discretion to adopt conditions or goals that relate to performance with respect to any Award that is not intended to qualify as Performance-based Compensation. In addition, the Board may, subject to the terms of the Plan, amend previously granted Award in a way that disqualifies them as Performance-based Compensation.

                  6.4.2.4 Change in Law. In the event that the requirements of
                          -------------
Section 162(m) and the regulations thereunder change to permit the Section 162(m) Committee discretion to alter the Performance Measures without obtaining stockholder approval of such changes, the Section 162(m) Committee shall have sole discretion to make such changes without obtaining stockholder approval.

         6.5      Other Stock-Based Awards
                  ------------------------

         The Board may grant equity-based or equity-related Awards not otherwise described herein in such amounts and subject to such terms and conditions as the Board may determine. By way of illustration and not limitation, such other stock-based Awards may (i) involve the transfer of actual shares of Common Stock, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock; (ii) be subject to performance-based or service-based conditions; (iii) be in the form of phantom stock, restricted stock, restricted stock units, performance shares or other form of stock-based incentive; or (iv) be designed to comply with applicable laws of jurisdictions other than the United States.

         6.6      Deferred Payments or Delivery of Shares; Limitation on Options
                  --------------------------------------------------------------
 and SARs
---------

         The Board may determine that all or a portion of any Award to a Participant, whether it is to be paid in cash, shares of Common Stock or a combination, shall be deferred or may, in its


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sole discretion, approve deferral elections by Participants, on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of shares of the Common Stock will take place. Notwithstanding the foregoing, deferral of option or SAR gains shall not be permitted under the Plan.

7.       Purchase Price and Payment
         --------------------------

         Except as otherwise provided in the Plan, the purchase price of Common Stock to be acquired pursuant to an Award shall be the price determined by the Board, provided that such price shall not be less than the par value of the Common Stock. Except as otherwise provided in the Plan, the Board may determine the method of payment of the exercise price or purchase price of an Award granted under the Plan and the form of payment. The Board may determine that all or any part of the purchase price of Common Stock pursuant to an Award has been satisfied by past services rendered by the Participant. The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

8.       Change in Control
         -----------------

         8.1      Impact of Event
                  ---------------

         In the event of a "Change in Control" as defined in Section 8.2, as applicable, the following provisions shall apply, unless the agreement evidencing the Award otherwise provides (by specific explicit reference to Section 8.2 below). If a Change in Control occurs while any Awards are outstanding, then, effective upon the Change in Control, all outstanding Awards of a Participant shall be accelerated as follows: (i) each outstanding stock option, stock appreciation right or other stock-based Award granted under the Plan that was not previously exercisable and vested shall become immediately exercisable in full and vested, and will no longer be subject to a right of repurchase by the Company, and will remain exercisable throughout their entire term, (ii) each outstanding restricted stock award, restricted stock unit or other stock-based Award subject to restrictions and to the extent not fully vested, shall be deemed to be fully vested, free of restrictions and conditions and no longer subject to a right of repurchase by the Company, and (iii) the restrictions and other deferral limitations applicable to other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and exercisable to the full extent of the original grant.

         8.2      Definition of "Change in Control"
                  --------------------------------

         "Change in Control" means an event or occurrence set forth in any one
          -----------------
or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

         (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (i) the then-


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outstanding shares of common stock of the Company (the "Outstanding Common
Stock") or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this
                                  --------  -------
subsection (a), the following acquisitions of shares of Common Stock shall not constitute a Change in Control: (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (c) of this definition; or

         (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the board of directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board as of March 8, 2006 or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall
                                            --------  -------
be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

         (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, respectively; and
(ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors; or

         (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.


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9.       General Provisions
         ------------------

         9.1      Documentation of Awards
                  -----------------------

         Awards will be evidenced by written instruments, which may differ among Participants, prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments which need not be executed by the participant but acceptance of which will evidence agreement to the terms thereof. Such instruments shall conform to the requirements of the Plan and may contain such other provisions (including provisions relating to events of merger, consolidation, dissolution and liquidations, change in control and restrictions affecting either the agreement or the Common Stock issued thereunder), as the Board deems advisable.

         9.2      Rights as a Stockholder
                  -----------------------

         Except as specifically provided by the Plan or the instrument evidencing the Award, the receipt of an Award will not give a Participant rights as a Stockholder with respect to any shares covered by an Award until the date of issue of a stock certificate to the Participant for such shares.

         9.3      Conditions on Delivery of Stock
                  -------------------------------

         The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

         If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         9.4      Tax Withholding
                  ---------------

         The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Common Stock may be delivered, the Board will have the right to require that the Participant or other appropriate person remit to the


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Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Board may permit the Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement.

         9.5      Transferability of Awards
                  -------------------------

         Except as may be authorized by the Board, in its sole discretion, no Award (other than an Award in the form of an outright transfer of cash or Common Stock not subject to any restrictions) may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf). The Board may, in its discretion, permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or family partnership established solely for the benefit of the Participant and /or an immediate family member if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended, and provided that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.

         9.6      Adjustments in the Event of Certain Transactions
                  ------------------------------------------------

         (a) In the event of a stock dividend, stock split or combination of shares, or other distribution with respect to holders of Common Stock other than normal cash dividends, the Board will make (i) appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above and the participant limit set forth in Section 4, and (ii) appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provisions of Awards affected by such change.

         (b) In the event of any recapitalization, spinoff, merger or consolidation involving the Company, any transaction in which the Company becomes a subsidiary of another entity, any sale or other disposition of all or a substantial portion of the assets of the Company or any similar transaction, as determined by the Board, the Board in its discretion may make appropriate adjustments to outstanding Awards to avoid distortion in the operation of the Plan.

         9.7      Employment Rights
                  -----------------

         Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment with the Company or any subsidiary or interfere in any way with


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the right of the Company or subsidiary to terminate any employment relationship at any time or to increase or decrease the compensation of such person. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the employee.

         Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time. For purposes of this Plan, transfer of employment between the Company and its subsidiaries shall not be deemed termination of employment.

         9.8      Other Employee Benefits
                  -----------------------

         The value of an Award granted to a Participant who is an employee, and the amount of any compensation deemed to be received by an employee as a result of any exercise or purchase of Common Stock pursuant to an Award or sale of shares received under the Plan, will not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, stock ownership, stock purchase, life insurance, medical, health, disability or salary continuation plan.

         9.9      Legal Holidays
                  --------------

         If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

         9.10     Foreign Nationals
                  -----------------

         Without amending the Plan, Awards may be granted to persons who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Board, be necessary or desirable to further the purpose of the Plan.

         9.11     Governing Law
                  -------------

         The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

         9.12     Compliance with Section 409A of the Code
                  ----------------------------------------

         To the extent applicable to an Award, it is intended that this Plan and Awards made under the Plan comply with the provisions of Section 409A of the Code and applicable rules and regulations. The Plan and any Awards to which
Section 409A is applicable will be administered in a manner consistent with this intent, and any provision that would cause this Plan or any


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Award made under the Plan to fail to satisfy Section 409A of the Code, to the extent applicable, shall have no force and effect until amended to comply with
Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A and may be made by the Company without the consent of Participants to which Section 409A shall apply).

10.      Termination and Amendment
         -------------------------

         The Plan shall remain in full force and effect until terminated by the Board. Subject to the last sentence of this Section 10, the Board may at any time or times amend the Plan or any outstanding Award for any purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards. Notwithstanding the foregoing, (i) no amendment that would require stockholder approval under the rules of the New York Stock Exchange may be made effective until stockholder approval has been obtained,
(ii) no amendment limiting or removing the prohibition on repricing of options shall be effective unless stockholder approval is obtained, (iii) to the extent required by Section 162(m) of the Code, no amendment applicable to an Award that is intended to comply with Section 162(m) shall be effective unless stockholder approval is obtained as required under Section 162(m) and (iv) to the extent required under Section 422 of the Code, no amendment or modification to an incentive stock option shall be effective unless stockholder approval is obtained. No amendment of the Plan or any agreement evidencing Awards under the Plan may materially adversely affect the rights of any Participant under any Award previously granted without such Participant's consent.


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